UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 11, 2007

NETSCOUT SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0000-26251	04-2837575
(Commission File Number)	(IRS Employer Identification No.)

310 Littleton Road Westford, Massachusetts	01886
(Address of principal executive offices)	(Zip Code)

(978) 614-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

Amendment No. 2 to Merger Agreement

On October 11, 2007, NetScout Systems, Inc. (the “Company”), Bradley Merger Sub, LLC, a wholly-owned subsidiary of the Company (the “Merger Sub”), Network General Central Corporation (“Network General”), Network General Corporation, a subsidiary of Network General, and Silver Lake Partners, L.P. and TPG Starburst IV, LLC, in each case solely in its capacity as a representative of Network General’s stockholders, entered into an amendment (“Amendment No. 2”) to the previously disclosed Agreement and Plan of Merger (the “Merger Agreement”), dated September 19, 2007, as amended on October 1, 2007 (“Amendment No. 1”), by and among the same parties. Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, as amended, upon the closing of the transactions contemplated in the Merger Agreement (the “Closing”), the Merger Sub will be merged with and into Network General (the “Merger”), with Network General continuing as the surviving corporation and as a wholly-owned subsidiary of the Company after consummation of the Merger.

Amendment No. 2 provides the Company with the option to extend the closing date of the Merger upon payment of certain additional amounts by the Company to Network General’s stockholders, addresses the amount of transaction expenses reimbursable by the Company, provides for the potential payment by the Company of certain bonus amounts to certain current officers and independent directors of Network General upon satisfaction of certain conditions, clarifies some of the defined terms used in calculating the consideration to be paid by the Company in connection with the Merger and makes certain other technical changes to the Merger Agreement.

The foregoing description of Amendment No. 2 and the Merger Agreement, as amended by Amendment No. 1 and Amendment No. 2, is qualified in its entirety by reference to the Amendment No. 2, attached hereto as Exhibit 2.1, to the Merger Agreement, which was previously filed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 25, 2007, and to Amendment No. 1, which was previously filed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 5, 2007, each of which are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The Company hereby files the following exhibit:

2.1	Amendment No. 2, dated as of October 11, 2007, to the Agreement and Plan of Merger, dated September 19, 2007, as amended on October 1, 2007, by and among NetScout Systems, Inc., Bradley Merger Sub, LLC, Network General Central Corporation, Network General Corporation, and Silver Lake Partners, L.P. and TPG Starburst IV, LLC, in each case solely in its capacity as a representative of Network General’s stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NETSCOUT SYSTEMS, INC.

By:	/s/ David P. Sommers
David P. Sommers
Chief Financial Officer and Senior Vice President, General Operations

Date: October 17, 2007

EXHIBIT INDEX

Exhibit Number
2.1	Amendment No. 2, dated as of October 11, 2007, to the Agreement and Plan of Merger, dated September 19, 2007, as amended on October 1, 2007, by and among NetScout Systems, Inc., Bradley Merger Sub, LLC, Network General Central Corporation, Network General Corporation, and Silver Lake Partners, L.P. and TPG Starburst IV, LLC, in each case solely in its capacity as a representative of Network General’s stockholders.